DELAWARE(SM)
INVESTMENTS
------------                                      Delaware Strategic Income Fund

Current Income

                                                              2000 ANNUAL REPORT

                            [CURRENT INCOME ARTWORK]

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

TABLE OF CONTENTS
------------------

Letter to Shareholders                    1
Portfolio Management
Review                                    3
Performance Summary                       9
Financial Statements
Statement of Net Assets                  10
Statement of Operations                  14
Statements of Changes in
Net Assets                               15
Financial Highlights                     16
Notes to Financial
Statements                               20
Report of Independent
Auditors                                 24

A Commitment To Our Investors

Experienced
[] Our seasoned investment professionals average more than 15 years' experience.
[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[] We follow strict investment policies and clear buy/sell guidelines.

[] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[] We clearly articulate our investment policies and follow them consistently.
[] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive
[] We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                  o High-yield bonds
   o Mid-cap equity                    o Investment grade bonds
   o Small-cap equity                  o Municipal bonds (23 single-state funds)
   o International equity              o International fixed-income
   o Balanced
[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
(C)Delaware Distributors, L.P.

Dear Shareholder

"SOME WALL STREET

ANALYSTS HAVE PREDICTED

THE EVENTUAL DEMISE OF

THE 30-YEAR BOND

ALTOGETHER, OR AT LEAST

AS A BAROMETER FOR

FIXED-INCOME MARKETS."

September 11, 2000

Recap of Events - When we last reported to you on February 18 of this year, the U.S. was about to complete its record 107th consecutive month of growth, the domestic stock market was booming, and the Federal Reserve Board had just announced another in a series of interest rate hikes intended to stem inflation. That period of monetary tightening lasted throughout our entire fiscal year, with the Fed bumping up rates five separate times between July 31, 1999 and July 31, 2000 (Source: Bloomberg). This made for challenging times in domestic bond markets, where more often than not during the year demand fell short of supply.

In January 2000, the U.S. Treasury announced that it will buy back some of its long-term debt issues and reduce the issuance of new debt over time using the U.S. budget surplus. As a result of market reactions to the announcement, bond traders for the first time since 1990 found themselves facing an inverted yield curve -- a somewhat uncommon environment in which yields on longer term bonds are lower than those for shorter term securities. Historically, such a scenario has generally been a precursor to recession in the U.S., yet many economists believe that in this case, the lower yields on long bonds are a product of the Treasury's buyback program, not an imminent recession. With the Treasury buying back long-term bonds, some Wall Street analysts have predicted the eventual demise of the 30-year bond altogether, or at least as a barometer for fixed-income markets (Source: Bloomberg).

During your Fund's fiscal year, the yield on 30-year U.S. Treasury bonds decreased from 6.12% on July 31, 1999 to 5.78% on July 31, 2000. Two-year Treasury notes, meanwhile were yielding 6.28% on July 31, 2000 (Source:
Bloomberg).

Total Return
For Period Ended July 31, 2000                                     One Year
--------------------------------------------------------------------------------
Delaware Strategic Income Fund Class A                              -2.67%
--------------------------------------------------------------------------------
Lipper Multi-Sector Funds Average (125 funds)                       +2.86%

Lehman Brothers Aggregate Bond Index                                +5.97%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all Fund classes can be found on page 9. The Lehman Brothers Aggregate Bond Index is an unmanaged index that generally tracks world bond markets. The Lipper category represents the average of all multi-sector funds tracked by Lipper (Source: Lipper). You cannot invest directly in an index. Past performance does not guarantee future results.

"THE IMPRESSION ON WALL

STREET AS OF THIS

WRITING IS THAT THE U.S.

ECONOMY IS APPROACHING

A MORE MODERATE

GROWTH RATE, WITHOUT

INFLATION, AS DESIRED BY

THE FED."

[CURRENT INCOME ARTWORK]

Throughout our fiscal year, foreign bond markets were also a difficult place to reap returns. Uncommonly wide fluctuations among currency exchange rates made the period a difficult one. Still, many key foreign bond markets continued to experience growth and emerging markets, hit hard by the effects of the Asian crisis of 1998, showed signs of recovery. Economic strength abounded in many euro zone nations, yet the euro itself continued to slip against the dollar throughout much of our fiscal year, and as of this writing remains below parity. The European Central Bank, which sets interest rates, currently remains in a tightening mode of its own, as the weak euro and high oil prices late in the fiscal year caused inflation to threaten key euro zone economies such as Germany.

Delaware Strategic Income Fund had a return of -2.67% (Class A shares at net asset value with distributions reinvested) for the year ended July 31, 2000. Its benchmark, the Lehman Brothers Aggregate Bond Index, rose 5.97% for the same period. Your Fund's return trailed the average return of its peers in the Lipper Multi-Sector Funds class, which was +2.86% for the same period.

Market Outlook - Fixed-income investors fought an uphill battle during the Fed's extended campaign of interest rate hikes. The impression on Wall Street as of this writing is that the U.S. economy is approaching a more moderate growth rate, without inflation, as desired by the Fed (Source: Barron's). However, a "soft landing" for the domestic economy and an autumn stock market rally would likely keep bond markets in the shadow of equity investments. Regardless of whether the Fed steps to the sidelines, we believe that the current landscape is easier to read than it was six months ago. In our opinion, economic fundamentals remain strong in the U.S. and in many other parts of the world. In addition, we would not be surprised to see U.S. interest rates decline over the next 18 months.

We believe that fixed-income funds like Delaware Strategic Income Fund will continue to play a role in well-diversified portfolios. On the pages that follow, your Fund's portfolio managers explain the Fund's positioning during the fiscal year and provide their outlook for investment opportunities. We thank you for your continued confidence, and your commitment to Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
-------------------------------------     --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

                                                     PORTFOLIO MANAGEMENT REVIEW
                                                     ---------------------------
              Paul C. Grillo, Jr.
         Senior Portfolio Manager
      Delaware Management Company

                 Christopher Moth
         Senior Portfolio Manager
Delaware Investment Advisers Ltd.

                     Joanna Bates
         Senior Portfolio Manager
Delaware Investment Advisers Ltd.

               September 11, 2000

Portfolio Highlights
Delaware Strategic Income Fund is a multi-sector fund that seeks high current income and total return by investing primarily in:

o Investment-grade U.S. government and corporate bonds

o High-yield U.S. corporate bonds

o Investment-grade foreign government and corporate bonds

These three types of bonds may react differently to economic and market conditions during a particular period. By spreading the Fund's assets among three types of bonds, we strive to reduce the effect that such events might have on the Fund. You should keep in mind, however, that high-yield bonds involve greater risk than investment-grade bonds, and that investments in foreign bonds also carry their own additional risks.

Delaware Strategic Income Fund generated a -2.67% return for the 12 months ended July 31, 2000 (Class A shares at net asset value with distributions reinvested). The disappointing performance stems from difficulties we encountered in the high-yield markets, as well as in some foreign markets.

During the year, our allocation to U.S. investment grade bonds remained practically unchanged. It stands at 21% as of July 31, 2000, compared to 22% on July 31, 1999. As of our fiscal year-end, foreign bonds made up 31% of the portfolio, up from 27% on July 31, 1999. High-yield bonds made up 41%, up from 37% on July 31, 1999. In the past, the Fund has held some U.S. equities, but as of July 31, 2000, it was not invested in common stocks.

Throughout the year, fixed-income investors were faced with a rising interest rate environment, and during the second half of the year an inverted yield curve as well. Investors may note from the chart on page 8, that in steering the Fund through this environment, we decreased the Fund's average duration -- a common measure of a bond or bond fund's sensitivity to interest rates -- since July 31, 1999.

"WE THINK INVESTOR

DISINTEREST CAN BE

BLAMED FOR SOME OF THE

ROUGH GOING IN THE

HIGH-YIELD MARKET."

[CURRENT INCOME ARTWORK]

U.S. High-Yield Bonds
For most of our fiscal year, high-yield bond markets continued to experience the doldrums that set in during 1998. Rising interest rates and a lack of liquidity made it nearly impossible to find advantageous positions in the high-yield markets. In addition, default rates on high-yield bond issues began to rise (Source: Bloomberg). When demand for new bond issues is weak, banks are generally reluctant to lend to high-yield issuers. We believe that such a situation eventually took its toll on the weakest tier of high-yield issuers.

We think investor disinterest can be blamed for some of the rough going in the high-yield market. The booming stock market in the fall of 1999 and early 2000 kept many investors focused on equities. High-yield returns, meanwhile, correlated closely to the credit quality of bond issuers. This created a two-tiered market, in which it seemed at times that individual high-yield investments either performed quite well or performed very poorly, with little middle ground.

However, by June, the scenario began to change. A resurgent stock market may have begun pulling high-yield markets along for the ride. Returns for high-yield bonds were higher in June than they had been for 19 months. As a result, flows into high-yield mutual funds increased (Source: AMG Data Services), sparking a snapback in some bond prices.

Unfortunately, the rally was short-lived, and by mid-July it seemed to have stalled. We thought conditions in the high-yield markets were generally poor throughout our fiscal year, even during the June rally. As a result of that belief, we adjusted our portfolio to be more market-neutral during the fiscal year. This meant bringing our sector allocation closer in line with common high-yield benchmarks and increasing our holdings in bond issues rated B by ratings services such as Moody's and Standard & Poor's. The heavy weighting in bonds rated B is designed to create higher income -- the primary investment objective of your Fund.

The high default rates and our movement to a portfolio that more closely mirrored our benchmark index has led us to lighten our allocation to some industries, especially certain cyclical ones. For example, the Fund's overall allocation to chemical companies, as well as to metals and mining, was reduced during the fiscal year. As of July 31, 2000, we had increased our allocations to cable, media and publishing concerns from 2.17% of the portfolio to 7.54%, and to telecommunications company bonds which were increased from 0.80% to 13.32%.

The June rally returned some hope to the high-yield markets. We've noticed predictions of a major, prolonged rally becoming more prevalent. We believe the outlook for the high-yield market is in fact becoming more promising, and that a turnaround could evolve in the next year.

U.S. Investment-Grade Bonds
During the first six months of the fiscal year, we decreased our holdings in U.S. Treasury obligations slightly as gathering global economic strength in 1999 reduced demand for these securities. We believe that the Treasury's buyback program, rising interest rates, and stock market woes during the spring all contributed to a change in the second half of our fiscal year, however. Demand for Treasuries increased significantly over much of that time before peaking in July. The rally in the Treasury markets pushed yields downward as prices rose, and when we purchased Treasuries we looked to longer term debt issues because of the price performance often found there. By July 31, 2000, the portfolio's allocation to Treasury obligations was 2.35%.

The increased demand in the Treasury markets during much of 2000 came at the expense of certain non-Treasury classes, such as collateralized mortgage obligations (CMOs) -- securities that are derived from pools of mortgages and offered by private sector financing companies and government-sponsored home loan corporations. As our fiscal third quarter progressed, Treasuries began to outperform CMOs that had comparable durations, and we sold some of our CMO positions, bringing the allocation of CMOs down from 2.86% of the overall portfolio as of July 31, 1999 to 1.46% on July 31, 2000.

Throughout the fiscal year we also gradually increased our allocation to agency mortgage-backed securities -- issued by U.S. government-sponsored mortgage lenders, as well as the Government National Mortgage Association, known as Ginnie Mae. During the fiscal year our allocation to such debt securities increased from 6.35% of the overall portfolio on July 31, 1999 to 7.75% on July 31, 2000.

Top Ten Foreign Countries
As of July 31, 2000
----------------------------------------------
South Africa                        6.81%
----------------------------------------------
Sweden                              4.16%
----------------------------------------------
Poland                              2.90%
----------------------------------------------
New Zealand                         2.27%
----------------------------------------------
Canada                              2.26%
----------------------------------------------
Italy                               1.67%
----------------------------------------------
Mexico                              1.65%
----------------------------------------------
Greece                              1.36%
----------------------------------------------
United Kingdom                      1.33%
----------------------------------------------
Austria                             1.28%
----------------------------------------------

[CURRENT INCOME ARTWORK]

Foreign Bonds
A consistently strong U.S. dollar and worldwide currency fluctuations characterized our fiscal year. We believe that both situations contributed to the poor performance of non-U.S. bond markets when taken as a whole.

We continue to hold bonds from many of the same countries as we did one year ago, namely South Africa, Canada, the United Kingdom, Australia, and New Zealand. It was a somewhat disappointing year for bond investors in Australia, where we hold bond issues from the Queensland Treasury, and in New Zealand, where we hold New Zealand government bonds. Many investors began looking to these markets for value in the wake of the Russian ruble devaluation and the collapse of global hedge fund Long Term Capital Management, both of which occurred in 1998. We believe that bond markets in Australia and New Zealand may have finally begun feeling the effects of that demand, and of having been somewhat oversold.

We continue to monitor currency rates, and remain concerned about various currency fluctuations against the U.S. dollar. Since U.S. investors measure their results in U.S. dollars, currency fluctuations can add or subtract from returns. Our strategy with regard to currency has been to seek those currencies we believe to be undervalued -- in countries where we feel the fundamental economic picture is sound and the potential for currency appreciation exists.

The euro, except for a brief rally in June 2000, declined through most of our fiscal year. As of this writing, the euro is moving even lower and is close to reaching its lowest point since its introduction in January 1999. However, we continue to keep a wait-and-see attitude with regard to the stabilization of the euro. We have invested only lightly in euro-denominated bonds, and then only in countries with traditionally weak currencies such as Italy and Spain, where the difference between euro-denominated investments and those denominated in local currency is not significant in our view. In Europe, we continue to invest in Swedish government bonds, as well as in corporate debt issues from multinational companies such as Britain's Halifax and Germany's Deutsche Telekom International.

"AMONG FOREIGN BONDS,

WE BELIEVE THERE ARE

MANY OPPORTUNITIES

TO PROSPER FROM

UNDERVALUED CURRENCIES

AND STRENGTHENING

ECONOMIES AROUND

THE WORLD."

During the year, we also increased our exposure to government bond issues of Poland, a nation that is pro-European Union. Poland has adopted progressive economic policies -- a change that we believe could increase the value of the nation's currency as well as the government's bond issues over time. Greece is another emerging market in which we invest, and one that we believe is a bit further along in its market reforms. Significantly, Greece was accepted into the European Monetary Union during the year.

We have avoided investments in Japanese bonds, which we believe are generally overvalued. Also among our largest weightings are Canada, where the Canadian dollar is relatively strong, and South Africa, where the bond market had a decent year despite a weak rand.

Outlook
We believe that if the Federal Reserve Board manages to engineer the soft landing desired, the chances of a mass flight to fixed-income securities is less likely, and bond funds may continue to struggle for their returns. While the Fed has yet to give the word, analysts and investors alike seem to agree that interest rate increases are finished for the year. A healthy, non-inflationary U.S. economy with less robust growth may in fact be upon us.

Still, we believe many characteristics of the current environment suggest that better times are coming for multi-sector bond funds like Delaware Strategic Income Fund. For one, we believe that long-hurting high-yield investors seem eager to stage a longer rally after the brief one we experienced earlier this summer. If nothing else, many investors seem to expect a rally based purely on market cycles turning in favor of high-yield bonds. We believe there are indicators suggesting a rally is possible during the next year. Many analysts point to the similarities between the current period of rising interest rates and 1994, when seven increases moved short-term rates upward by 3.00%. High-yield markets rallied throughout the following year.

We believe there are both similarities and differences between the two periods. For instance, we continue to favor telecommunications, a sector which did not fare well during 1994 and 1995, but one which has a much more diverse makeup in 2000. For the near term, we will keep our high-yield portfolio market-neutral, in line with our benchmark's sector allocations. We are currently holding firm in our belief that the catalyst for any rally will almost certainly be a definitive announcement from the Fed ending rate hikes.

Portfolio Highlights and Asset Mix
As of July 31, 2000

Foreign Bonds 31%

                         Repurchase
                         Agreements 7%

                                                 U.S. High-Yield
                                                 Bonds 41%

                                [GRAPHIC OMITTED]

                                 U.S. Investment
                                 Grade Bonds 21%

                          July 31, 2000                            July 31, 1999
--------------------------------------------------------------------------------
Average Quaity                   A                                       A
--------------------------------------------------------------------------------
Current 30-Day
   SEC Yield*               8.95%                                    8.32%
--------------------------------------------------------------------------------
Average Effective
   Duration**               3.1 years                                4.8 years
--------------------------------------------------------------------------------
Average Effective
   Maturity***              6.9 years                                7.4 years
--------------------------------------------------------------------------------
  *For Class A shares measured according to the Securities and Exchange
   Commission Guidelines. For Class B, Class C, and Institutional Class shares, the 30-day SEC current yields as of July 31, 2000 were 8.64%, 8.63% and 9.68%, respectively.

 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rates.

***Average effective maturity is the average time remaining until scheduled replacement by issuers of portfolio securities.

[CURRENT INCOME ARTWORK]

Investment-grade bonds, meanwhile, will continue to play a large role in the portfolio. This includes corporate issues, U.S. Treasuries, and mortgage-backed securities. Treasuries seem to have peaked in July, and we anticipate a continued cooling of demand. Meanwhile, we feel there is a likelihood that the inversion of the yield curve will reverse sometime in 2000. A return to a more normal yield environment where long-term rates are higher than short-term rates, in our opinion, would be healthy for both the investment grade and high-yield sections of our portfolio.

Among foreign bonds, we believe there are many opportunities to prosper from undervalued currencies and strengthening economies around the world. We think the effects of 1998's crises are finally working themselves out of the markets and we remain encouraged by the progress we see in emerging European markets, such as Greece and Poland. The value of the euro remains a trouble spot, and we anticipate that we will continue to look for stabilization of the common European currency before investing in euro-denominated bonds. We also remain concerned about possible effects posed by the strength of the U.S. dollar over the long term, but will look to take advantage of undervalued currencies in the meantime. With non-U.S. bond markets growing in size worldwide (Source:
Bloomberg), we continue to believe that a portfolio of U.S. and foreign bonds provides diversification that can reduce aggregate risk and increase the opportunity to achieve high current income.

FUND BASICS
-----------

Fund Objective
The Fund seeks high current
income and total return.

Total Fund Assets
$31.87 million

Number of Holdings
117

Fund Start Date
October 1, 1996

Your Fund Management
Paul C. Grillo, Jr. joined Delaware Investments in 1993, after serving as a Mortgage Strategist and Trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an MBA from Pace University. He is a Chartered Financial Analyst.

Christopher Moth joined Delaware International Advisers Ltd. in 1992 and currently chairs the firm's Global Fixed Income and Currency Committee. He previously worked at the Guardian Royal Exchange and has also been awarded the certificate of Finance and Investment from the Institute of Actuaries in London.

Joanna Bates is a graduate of London University and joined Delaware International Advisers Ltd. in 1997. Previously she was Associate Director, Fixed Income at Hill Samuel Investment Management.

Nasdaq Symbols
Class A:  DISAX
Class B:  DISBX
Class C:  DISCX

DELAWARE STRATEGIC INCOME FUND PERFORMANCE
------------------------------------------

Growth of a $10,000 Investment
October 1, 1996 through July 31, 2000

Strategic Income Fund - Growth of $10,000

                            Strategic Income                 Lehman Bros.
                                Fund Class A         Aggregate Bond Index
                                ------------         --------------------
10/31/96                          $ 9,521                    $10,000
 7/31/97                          $10,351                    $10,669
 7/31/98                          $10,969                    $11,508
 7/31/99                          $10,663                    $11,793
 7/31/00                          $10,401                    $12,496

Chart assumes $10,000 invested on October 1, 1996 and includes the effect of a 4.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through July 31, 2000                  Lifetime     Three Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 10/1/96)
   Excluding Sales Charge               +2.69%         +0.18%        -2.67%
   Including Sales Charge               +1.41%         -1.41%        -7.25%
--------------------------------------------------------------------------------
Class B (Est. 10/1/96)
   Excluding Sales Charge               +1.90%         -0.62%        -3.63%
   Including Sales Charge               +1.58%         -1.40%        -7.18%
--------------------------------------------------------------------------------
Class C (Est. 10/1/96)
   Excluding Sales Charge               +1.96%         -0.55%        -3.41%
   Including Sales Charge               +1.96%         -0.55%        -4.30%
--------------------------------------------------------------------------------
Delaware Strategic Income Fund invests a portion of its portfolio in high-yield bonds, which involves greater risks than investing in higher quality fixed-income securities. The Fund also invests in foreign bonds, which involves additional, country-specific risks. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. All results include reinvestment of distributions and sales charges as shown below. Past performance is not a guarantee of future results. Performance for Class B and C shares, excluding sales charge, assumes either contingent sales charges were not applied or the investment was not redeemed.

Class A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, three-year and one-year periods ended July 31, 2000 for Delaware Strategic Income Fund Institutional Class were +2.93%, +0.40% and -2.45%, respectively.

An expense limitation was in effect for all classes of Delaware Strategic Income Fund during the period. Performance would have been lower if the expense limitation was not in effect.

Nasdaq Symbol Institutional Class: DISIX

Statement of Net Assets

DELAWARE STRATEGIC INCOME FUND
------------------------------

                                                           Principal         Market
                                                            Amount*          Value
July 31, 2000                                                               (U.S.$)
-------------------------------------------------------------------------------------
    Corporate Bonds - 44.96%
    Automobile & Automotive Parts - 0.69%
    Holley Performance 12.25% 9/15/07 ..............     $   350,000     $   218,750
                                                                         -----------
                                                                             218,750
                                                                         -----------
    Banking, Finance & Insurance - 0.23%
    Banco Santander-Chile 6.50% 11/1/05 ............          75,000          71,655
                                                                         -----------
                                                                              71,655
                                                                         -----------
    Building & Materials - 1.87%
    Henry 10.00% 4/15/08 ...........................         400,000         274,000
    K Hovanian Enterprises 9.125% 5/1/09 ...........         350,000         322,000
                                                                         -----------
                                                                             596,000
                                                                         -----------
    Cable, Media & Publishing - 7.54%
    Adelphia Communications
      9.375% 11/15/09 ..............................         350,000         320,250
    American Media Operation
      10.25% 5/1/09 ................................         300,000         298,500
    Echostar Digital Broadcasting Systems
      9.25% 2/1/06 .................................         300,000         291,750
    Muzak 9.875% 3/15/09 ...........................         400,000         358,000
    PSINet 10.00% 2/15/05 ..........................         300,000         244,500
    Charter Communications Holdings
      10.00% 4/1/09 ................................         350,000         341,250
    Sinclair Broadcast Group 10.00% 9/30/05 ........         300,000         293,250
    United Pan-Europe Communications
      11.25% 2/1/10 ................................         300,000         258,000
                                                                         -----------
                                                                           2,405,500
                                                                         -----------
    Chemicals - 2.03%
    General Chemical 10.625% 5/1/09 ................         400,000         346,000
    Lyondell Chemicals 9.625% 5/1/07 ...............         300,000         300,375
                                                                         -----------
                                                                             646,375
                                                                         -----------
    Energy - 4.97%
    First Wave Marine 11.00% 2/1/08 ................         350,000         208,250
    Frontier Oil 11.75% 11/15/09 ...................         350,000         361,375
    Osprey Trust 8.31% 1/15/03 .....................         200,000         201,463
    PSEG Energy 10.00% 10/1/09 .....................         150,000         160,238
    Parker Drilling 9.75% 11/15/06 .................         300,000         291,000
****Universal Compression 9.875% 2/15/08 ...........         500,000         363,750
                                                                         -----------
                                                                           1,586,076
                                                                         -----------
    Environmental Services - 1.09%
    Allied Waste 10.00% 8/1/09 .....................         400,000         348,500
                                                                         -----------
                                                                             348,500
                                                                         -----------
    Food, Beverage & Tobacco - 1.80%
    Big V Supermarkets 11.00% 2/15/04 ..............         350,000         274,750
    Fleming 10.625% 7/31/07 ........................         350,000         300,125
                                                                         -----------
                                                                             574,875
                                                                         -----------
    Industrial Machinery - 1.31%
    Alliance Laundry Systems 9.625% 5/1/08 .........         200,000         168,500
    National Equipment 10.00% 11/30/04 .............         300,000         247,500
                                                                         -----------
                                                                             416,000
                                                                         -----------

                                                           Principal         Market
                                                            Amount*          Value
                                                                            (U.S.$)
-------------------------------------------------------------------------------------
    Corporate Bonds (continued)
    Leisure, Lodging & Entertainment - 2.40%
    Hollywood Casino 11.25% 5/1/07 .................     $   400,000     $   410,000
    Venetian Casino 12.25% 11/15/04 ................         350,000         354,375
                                                                         -----------
                                                                             764,375
                                                                         -----------
    Metals & Mining - 0.99%
    Algoma Steel 12.375% 7/15/05 ...................         350,000         315,000
                                                                         -----------
                                                                             315,000
                                                                         -----------
    Packaging & Containers - 0.73%
    Riverwood International 10.875% 4/1/08 .........         250,000         231,250
                                                                         -----------
                                                                             231,250
                                                                         -----------
    Retail - 1.17%
    Advance Stores 10.25% 4/15/08 ..................         450,000         373,500
                                                                         -----------
                                                                             373,500
                                                                         -----------
    Telecommunications - 13.32%
    Bellsouth Capital Funding
      7.875% 2/15/30 ...............................         200,000         200,210
    Covad Communications Group
      12.00% 2/15/10 ...............................         250,000         186,250
    Deutsche Telekom International
      8.00% 6/15/10 ................................         150,000         151,103
    KMC Telecom Holdings 13.50% 5/15/09 ............         425,000         378,781
    Level 3 Communications 11.25% 3/15/10 ..........         400,000         386,000
    Metromedia Fiber Network
      10.00% 11/15/08 ..............................         300,000         294,000
****Microcell Telecommunications
      14.00% 6/1/06 ................................         350,000         329,000
****Nextel Communications 10.65% 9/15/07 ...........         450,000         354,375
****Nextel Partners 11.00% 3/15/10 .................         300,000         297,750
    Nextlink Communications
      10.75% 11/15/08 ..............................         300,000         295,125
****Telecorp PCS 11.625% 4/15/09 ...................         650,000         435,500
    Voicestream Wireless 10.375% 11/15/09 ..........         300,000         324,000
    Winstar Communications 12.75% 4/15/10 ..........         350,000         324,625
    Williams Communications Group
      10.875% 10/1/09 ..............................         300,000         288,000
                                                                         -----------
                                                                           4,244,719
                                                                         -----------
    Textiles, Apparel & Furniture - 1.72%
    McNaughton Apparel Group
      12.50% 6/1/05 ................................         350,000         323,313
    Tommy Hilfiger USA 6.85% 6/1/08 ................         325,000         223,405
                                                                         -----------
                                                                             546,718
                                                                         -----------
    Transportation - 1.89%
    Avis Rent A Car 11.00% 5/1/09 ..................         400,000         424,000
    Stagecoach Holdings 8.625% 11/15/09 ............         200,000         177,144
                                                                         -----------
                                                                             601,144
                                                                         -----------
    Miscellaneous - 1.21%
    YankeeNets 12.75% 3/1/07 .......................         400,000         387,000
                                                                         -----------
                                                                             387,000
                                                                         -----------
    Total Corporate Bonds (cost $15,223,683) .......                      14,327,437
                                                                         -----------


                                                         Principal      Market
                                                           Amount*       Value
Delaware Strategic Income Fund                                          (U.S.$)
--------------------------------------------------------------------------------
Foreign Bonds - 31.65%
Australia - 1.80%
Queensland Treasury Global
  8.00% 8/14/01 .............................    AUD       670,000    $  394,191
  8.00% 5/14/03 .............................              300,000       180,657
                                                                      ----------
                                                                         574,848
                                                                      ----------
Austria - 1.28%
Bank of Austria 10.875% 11/17/04 ............              383,000       251,195
Republic of Austria 7.25% 5/3/07 ............    DEM       300,000       155,251
                                                                      ----------
                                                                         406,446
                                                                      ----------
Canada - 2.26%
Electric Power Development
  10.375% 9/27/01 ...........................    CAD       200,000       140,349
Government of Canada
  10.25% 3/15/14 ............................              400,000       374,183
Ontario Province 6.25% 12/3/08 ..............    NZD       500,000       208,273
                                                                      ----------
                                                                         722,805
                                                                      ----------
Greece - 1.36%
Hellenic Republic
  8.60% 3/26/08 .............................    GRD    70,000,000       221,110
  8.70% 4/8/05 ..............................           70,000,000       212,541
                                                                      ----------
                                                                         433,651
                                                                      ----------
Italy - 1.67%
Buoni Poliennali Del Tes 9.50% 2/1/01 .......    EUR       258,228       244,626
Buoni Poliennali Del Tes
  12.00% 1/1/03 .............................              273,722       290,581
                                                                      ----------
                                                                         535,207
                                                                      ----------
Japan - 0.17%
Kansai International Airport
  8.00% 7/2/03 ..............................    CAD        80,000        55,925
                                                                      ----------
                                                                          55,925
                                                                      ----------
Mexico - 1.65%
United Mexican States
  7.375% 7/6/06 .............................    EUR       250,000       233,136
  8.25% 2/24/09 .............................              600,000       292,662
                                                                      ----------
                                                                         525,798
                                                                      ----------
Netherlands - 0.88%
Bank Nederlandse Gemeenten
  9.125% 9/27/04 ............................    CAD       380,000       279,241
                                                                      ----------
                                                                         279,241
                                                                      ----------
New Zealand - 2.27%
New Zealand Government
  8.00% 11/15/06 ............................    NZD     1,500,000       723,699
                                                                      ----------
                                                                         723,699
                                                                      ----------
Norway - 0.29%
Kingdom of Norway 8.375% 1/27/03 ............    CAD       130,000        91,218
                                                                      ----------
                                                                          91,218
                                                                      ----------

                                                         Principal      Market
                                                           Amount*       Value
                                                                        (U.S.$)
--------------------------------------------------------------------------------
Foreign Bonds (continued)
Poland - 2.90%
Poland Government
  6.00% 5/24/09 .........................          PLZ    1,000,000   $  150,700
  12.00% 10/12/03 .......................                 3,700,000      772,157
                                                                      ----------
                                                                         922,857
                                                                      ----------
South Africa - 6.81%
Electric Supply Communication
  11.00% 6/1/08 .........................          ZAR    4,500,000      553,247
Republic of South Africa
  12.50% 1/15/02 ........................                 4,300,000      628,723
  12.50% 12/21/06 .......................                 2,000,000      275,725
  13.00% 8/31/10 ........................                 2,800,000      387,058
Transnet 16.50% 4/1/10 ..................                 2,000,000      324,580
                                                                      ----------
                                                                       2,169,333
                                                                      ----------
Spain - 0.57%
Spanish Government 5.15% 7/30/09 ........          EUR      200,000      181,085
                                                                      ----------
                                                                         181,085
                                                                      ----------
Supranational - 2.25%
International Bank of Reconstruction &
Development 5.50% 11/3/08 ...............          NZD      600,000      242,218
International Finance 6.75% 7/15/09 .....                 1,100,000      474,035
                                                                      ----------
                                                                         716,253
                                                                      ----------
Sweden - 4.16%
Swedish Government
  8.00% 8/15/07 .........................          SWK    8,000,000    1,007,023
  10.25% 5/5/03 .........................                 2,600,000      319,389
                                                                      ----------
                                                                       1,326,412
                                                                      ----------
United Kingdom - 1.33%
Halifax 5.625% 7/23/07 ..................          DEM      900,000      422,788
                                                                      ----------
                                                                         422,788
                                                                      ----------
Total Foreign Bonds (cost $12,292,249) ..                             10,087,566
                                                                      ----------
Agency Mortgage-Backed Securities - 7.75%
Federal Home Loan Mortgage Corporation
  6.50% 1/25/15 .........................                    50,000       48,728
  8.00% 3/1/30 ..........................                   598,016      601,193
Federal National Mortgage Association
  8.00% 8/1/30 ..........................                    80,000       80,330
Government National Mortgage Association
  7.50% 11/15/29 ........................                   795,110      789,643
  8.00% 9/15/26 .........................                    14,186       14,372
  8.00% 12/15/29 ........................                   867,572      876,248
  9.50% 9/15/17 .........................                    23,513       24,652
  10.00% 7/15/17 ........................                    31,298       32,814
                                                                      ----------
Total Agency Mortgage-Backed
Securities (cost $2,453,477) ............                              2,467,980
                                                                      ----------

                                                         Principal        Market
                                                          Amount*         Value
Delaware Strategic Income Fund                                           (U.S.$)
--------------------------------------------------------------------------------
Agency Obligations - 3.63%
Federal Home Loan Mortgage Corporation
   7.375% 5/15/03 ................................     $  150,000     $  151,712
Federal National Mortgage Association
   6.625% 9/15/09 ................................         65,000         62,840
   7.25% 1/15/10 .................................        720,000        726,652
++ 6.985% 6/1/17 .................................        700,000        216,971
                                                                      ----------
Total Agency Obligations (cost $1,157,980) .......                     1,158,175
                                                                      ----------
Asset-Backed Securities - 1.27%
Countrywide Home Equity Loan-Series 97-1 A4
   6.95% 5/25/21 .................................        139,452        138,166
MBNA Master Credit Card Trust 1996-K
   Class A 6.7488% 3/15/06 .......................         50,000         50,054
NationsCredit Grantor Trust-Series 97-1 A
   6.75% 8/15/13 .................................        134,494        132,545
Philadelphia, Pennsylvania Authority For
   Industrial Development Tax Claim
   Revenue-Class A 6.488% 6/15/04 ................         88,423         82,537
                                                                      ----------
Total Asset-Backed Securities
   (cost $414,979) ...............................                       403,302
                                                                      ----------
Collateralized Mortgage Obligations - 1.46%
Federal National Mortgage Association
   6.50% 7/25/28 .................................        174,590        171,371
Government National Mortgage Association
   6.85% 12/20/25 ................................        100,000         96,424
Residential Accredit Loans Series 98-QS9 A3
   6.75% 7/25/28 .................................        200,000        197,164
                                                                      ----------
Total Collateralized Mortgage Obligations
   (cost $477,488) ...............................                       464,959
                                                                      ----------
Commercial Mortgage Backed
   Securities - 1.23%
DLJ Commercial Mortgage Series 99-CG1 A1B
   6.46% 1/10/09 .................................        150,000        140,133
Lehman Large Loan Series 97-LLI A1
   6.79% 6/12/04 .................................        186,776        184,791
Nomura Asset Securities-Commercial
   Series 93-1 A1 6.68% 12/15/01 .................         69,026         67,732
                                                                      ----------
Total Commercial Mortgage Backed
   Securities (cost $402,742) ....................                       392,656
                                                                      ----------
U.S. Treasury Obligations - 2.35%
U.S. Treasury Bond
+  8.875% 8/15/17 ................................        225,000        289,336
   8.125% 8/15/19 ................................        180,000        219,938
   10.75% 8/15/05 ................................        200,000        238,125
                                                                      ----------
Total U.S. Treasury Obligations
  (cost $730,961) ................................                       747,399
                                                                      ----------

                                                         Principal        Market
                                                          Amount*         Value
                                                                         (U.S.$)
--------------------------------------------------------------------------------
   Preferred Stock - 1.84%
   Energy - 0.00 %
** TCR Holding Class B .............................           834    $        8
** TCR Holding Class C .............................           459             5
** TCR Holding Class D .............................         1,209            12
** TCR Holding Class E .............................         2,502            25
                                                                       ---------
                                                                              50
                                                                       ---------
   Telecommunications - 1.84%
   Nextel Communications Pik 13.00% ................             4           416
   Nextlink Communications Pik 14.00% ..............         1,129        54,180
   Pegasus Communications Pik 12.75% ...............             7           675
   Dobson Preferred Pik 12.25% .....................             9           844
   Dobson Preferred Pik 13.00% .....................         5,325       531,169
                                                                       ---------
                                                                         587,284
                                                                       ---------
   Total Preferred Stock (cost $602,519) ...........                     587,334
                                                                       ---------
   Warrants - 0.05%
   Banking, Finance & Insurance - 0.00%
** American Banknote ...............................           300           300
                                                                       ---------
                                                                             300
                                                                       ---------
   Telecommunications - 0.05%
** Pegasus Communications ..........................           100        17,200
                                                                       ---------
                                                                          17,200
                                                                       ---------
   Total Warrants (cost $3,765) ....................                      17,500
                                                                       ---------

                                                         Principal
                                                          Amount
                                                         ---------
   Repurchase Agreements - 7.34%
   With Chase Manhattan 6.54% 8/1/00
     (dated 7/31/00, collateralized by $817,000
     U.S. Treasury Notes 5.875% due 11/15/04,
     market value $816,331) ........................    $  795,000       795,000
   With PaineWebber 6.54% 8/1/00
     (dated 7/31/00, collateralized by $506,000
     U.S. Treasury Notes 6.50% due 8/31/01
     market value $520,174 and $21,000
     U.S. Treasury Notes 5.875% due 11/30/01,
     market value $21,474 and $253,000
     U.S. Treasury Notes 6.625% due 3/31/02,
     market value $259,186)  .......................       785,000       785,000
   With Prudential Securities 6.50% 8/1/00
     (dated 7/31/00, collateralized by $506,000
     U.S. Treasury Notes 7.75% due 2/15/01,
     market value $528,054 and $246,000
     U.S. Treasury Notes 5.00% due 4/30/01,
     market value $246,972)  .......................       760,000       760,000
                                                                       ---------
   Total Repurchase Agreements
     (cost $2,340,000) .............................                   2,340,000
                                                                       ---------

Delaware Strategic Income Fund
--------------------------------------------------------------------------------
Total Market Value of Securities - 103.53%
   (cost $36,099,843) .........................             $32,994,308
Liabilities Net of Receivables and
   Other Assets***** - (3.53%) ................              (1,126,622)
                                                            -----------
Net assets applicable to 7,382,180 shares
   outstanding - 100.00% ......................             $31,867,686
                                                            -----------
Net Asset Value - Delaware Strategic Income
   Fund A Class
   ($12,238,558 / 2,833,975 shares) ...........                   $4.32
                                                                  -----
Net Asset Value - Delaware Strategic Income
   Fund B Class
   ($14,183,792 / 3,286,493 shares) ...........                   $4.32
                                                                  -----
Net Asset Value - Delaware Strategic Income
   Fund C Class
   ($4,401,658 / 1,019,812 shares) ............                   $4.32
                                                                  -----
Net Asset Value - Delaware Strategic Income
   Fund Institutional Class
   ($1,043,678 / 241,900 shares) ..............                   $4.31
                                                                  -----

Components of Net Assets at July 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) ................................         $43,183,761
Distributions in excess of net
   investments income*** ..................................            (407,843)
Accumulated net realized loss on
   investments ............................................          (7,789,920)
Net unrealized depreciation of investments
   and foreign currencies .................................          (3,118,312)
                                                                    -----------
Total net assets ..........................................         $31,867,686
                                                                    -----------

----------------
    *Principal amount is stated in the currency in which each bond is denominated.
     AUD - Australian Dollars
     CAD - Canadian Dollars
     DEM - German Deutsche Marks
     EUR - European Monetary Units
     GRD - Greek Drakmas
     NZD - New Zealand Dollars
     PLZ - Polish Zloty
     SWK - Swedish Kroner
     ZAR - South African Rand

     Pik - Payment In Kind

   **Non-income producing security for the year ended July 31, 2000. ***Undistributed net investment income includes net realized gains
     (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
 ****Zero coupon security as of July 31, 2000. The coupon shown is the step-up rate.
*****Of this amount, $1,895,914 represents payable for security purchased at
     July 31, 2000.
    +Fully or partially pledged as collateral for financial futures contracts. ++Zero coupon security as of July 31, 2000. The coupon shown is the effective yield for the security.

Net Asset Value and Offering Price Per Share -
Delaware Strategic Income Fund
Net asset value A Class (A) ....................................          $4.32
Sales charge (4.75% of offering price or
   5.09% of the amount invested
   per share) (B) ..............................................           0.22
                                                                          -----
Offering price .................................................          $4.54
                                                                          -----

--------------
   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
   (B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statement of Operations


Year Ended July 31, 2000                                  Delaware Strategic Income Fund
----------------------------------------------------------------------------------------
Investment Income:
Interest ..................................................   $ 3,555,943
Dividends .................................................       447,303    $ 4,003,246
                                                                  -------    -----------

Expenses:
Distribution expense ......................................       257,884
Management fees ...........................................       254,595
Dividend disbursing and
   transfer agent fees and expenses .......................       202,600
Reports and statements to shareholders ....................        49,087
Registration fees .........................................        25,200
Custodian fees ............................................        23,708
Accounting and administration fees ........................        15,929
Taxes (other than taxes on income) ........................         6,090
Amortization of organization expenses .....................         4,990
Professional fees .........................................         3,430
Trustees' fees ............................................         1,828
Other .....................................................         1,201
                                                                  -------
                                                                  846,542

Less expenses absorbed or waived ..........................      (291,690)
Less expenses paid indirectly .............................          (903)
                                                                  -------

Total expenses ............................................                      553,949
                                                                             -----------
Net Investment Income .....................................                    3,449,297
                                                                             -----------
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currencies:
Net realized loss on:
Investments ...............................................                   (4,173,408)
  Options written .........................................                      (19,903)
  Futures contracts .......................................                      (14,884)
  Foreign currencies ......................................                     (686,179)
                                                                             -----------
Net realized loss .........................................                   (4,894,374)
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies .....................                       57,987
                                                                             -----------

Net Realized and Unrealized Loss on Investments and Foreign
  Currencies ..............................................                   (4,836,387)
                                                                             -----------
Net Decrease in Net Assets Resulting from Operations ......                  ($1,387,090)
                                                                             -----------

                             See accompanying notes

Statements of Changes in Net Assets



                                                                                                      Delaware Strategic Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Year Ended
                                                                                                        7/31/00            7/31/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ..........................................................................      $3,449,297         $4,067,113
Net realized loss on investments and foreign currencies ........................................      (4,894,374)        (3,493,604)
Net change in unrealized appreciation/depreciation of investments and foreign currencies .......          57,987         (2,017,723)
                                                                                                     ------------------------------
Net decrease in net assets resulting from operations ...........................................      (1,387,090)        (1,444,214)
                                                                                                     ------------------------------
Distributions to Shareholders from:
Net investment income:
  A Class ......................................................................................      (1,191,011)        (1,600,246)
  B Class ......................................................................................      (1,208,162)        (1,425,098)
  C Class ......................................................................................        (389,409)          (492,978)
  Institutional Class ..........................................................................        (176,998)          (356,403)
In excess of net investment income:
  A Class ......................................................................................        (165,181)                --
  B Class ......................................................................................        (174,208)                --
  C Class ......................................................................................         (54,566)                --
  Institutional Class ..........................................................................         (13,888)                --
Net realized gain on investments:
  A Class ......................................................................................              --           (122,311)
  B Class ......................................................................................              --           (119,046)
  C Class ......................................................................................              --            (41,353)
  Institutional Class ..........................................................................              --            (24,621)
                                                                                                     ------------------------------
                                                                                                      (3,373,423)        (4,182,056)
                                                                                                     ------------------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ......................................................................................       2,831,086          8,415,676
  B Class ......................................................................................       3,279,768         10,423,650
  C Class ......................................................................................         876,713          3,326,511
  Institutional Class ..........................................................................         773,260          2,160,658
Net asset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on investments:
  A Class ......................................................................................         933,011          1,148,752
  B Class ......................................................................................         808,839            940,245
  C Class ......................................................................................         303,940            315,465
  Institutional Class ..........................................................................         190,588            379,006
                                                                                                     ------------------------------
                                                                                                       9,997,205         27,109,963
                                                                                                     ------------------------------
Cost of shares repurchased:
  A Class ......................................................................................      (8,460,925)        (7,525,928)
  B Class ......................................................................................      (7,206,187)        (5,474,721)
  C Class ......................................................................................      (2,677,527)        (1,619,498)
  Institutional Class ..........................................................................      (3,997,655)          (403,637)
                                                                                                     ------------------------------
                                                                                                     (22,342,294)       (15,023,784)
                                                                                                     ------------------------------
Increase (decrease) in net assets derived from capital share transactions ......................     (12,345,089)        12,086,179
                                                                                                     ------------------------------
Net Increase (Decrease) in Net Assets ..........................................................     (17,105,602)         6,459,909
Net Assets:
Beginning of period ............................................................................      48,973,288         42,513,379
                                                                                                     ------------------------------
End of period ..................................................................................     $31,867,686        $48,973,288
                                                                                                     ==============================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                  Delaware Strategic Income Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10/1/96(1)
                                                                                                Year Ended                    to
                                                                                     7/31/00      7/31/99      7/31/98     7/31/97
Net asset value, beginning of period .............................................    $4.860       $5.480       $5.700      $5.500

Income (loss) from investment operations:
  Net investment income(2) .......................................................     0.413        0.462        0.444       0.337
  Net realized and unrealized gain (loss) on investments and foreign currencies ..    (0.540)      (0.607)      (0.104)      0.204
                                                                                     ---------------------------------------------
  Total from investment operations ...............................................    (0.127)      (0.145)       0.340       0.541
                                                                                     ---------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...........................................    (0.356)      (0.440)      (0.440)     (0.341)
  Distributions in excess of net investment income ...............................    (0.057)          --           --          --
  Distributions from net realized gain on investments ............................        --       (0.035)      (0.120)         --
                                                                                     ---------------------------------------------
  Total dividends and distributions ..............................................    (0.413)      (0.475)      (0.560)     (0.341)
                                                                                     ---------------------------------------------

Net asset value, end of period ...................................................    $4.320       $4.860       $5.480       $5.70
                                                                                     =============================================

Total return(3) ..................................................................    (2.67%)      (2.77%)       6.23%      10.11%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................   $12,238      $18,757      $17,871      $9,144
  Ratio of expenses to average net assets ........................................     1.00%        1.00%        1.00%       1.00%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ......................................     1.75%        1.55%        1.73%       2.12%
  Ratio of net investment income to average net assets ...........................     9.20%        8.97%        7.93%       7.76%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ...........................     8.45%        8.42%        7.20%       6.64%
  Portfolio turnover .............................................................      127%         156%         175%        183%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended July 31, 1998, 1999, and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                  Delaware Strategic Income Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10/1/96(1)
                                                                                                Year Ended                    to
                                                                                     7/31/00      7/31/99      7/31/98     7/31/97
Net asset value, beginning of period .............................................    $4.860       $5.480       $5.700      $5.500

Income (loss) from investment operations:
  Net investment income(2) .......................................................     0.378        0.424        0.402       0.308
  Net realized and unrealized gain (loss) on investments and foreign currencies ..    (0.540)      (0.607)      (0.100)      0.203
                                                                                     ---------------------------------------------
  Total from investment operations ...............................................    (0.162)      (0.183)       0.302       0.511
                                                                                     ---------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...........................................    (0.325)      (0.402)      (0.402)     (0.311)
  Distributions in excess of net investment income ...............................    (0.053)          --           --          --
  Distributions from net realized gain on investments ............................        --       (0.035)      (0.120)         --
                                                                                     ---------------------------------------------
  Total dividends and distributions ..............................................    (0.378)      (0.437)      (0.522)     (0.311)
                                                                                     ---------------------------------------------

Net asset value, end of period ...................................................    $4.320       $4.860       $5.480      $5.700
                                                                                     =============================================

  Total return(3) ................................................................    (3.63%)      (3.31%)       5.32%       9.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................   $14,184      $19,318      $15,602      $6,878
  Ratio of expenses to average net assets ........................................     1.75%        1.75%        1.75%       1.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ......................................     2.50%        2.30%        2.48%       2.87%
  Ratio of net investment income to average net assets ...........................     8.45%        8.22%        7.18%       7.01%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ...........................     7.70%        7.67%        6.45%       5.89%
  Portfolio turnover .............................................................      127%         156%         175%        183%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended July 31, 1998, 1999, and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                  Delaware Strategic Income Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10/1/96(1)
                                                                                                Year Ended                    to
                                                                                     7/31/00      7/31/99      7/31/98     7/31/97
Net asset value, beginning of period ...............................................  $4.860       $5.480       $5.700      $5.500

Income (loss) from investment operations:
  Net investment income(2) .........................................................   0.378        0.424        0.402       0.313
  Net realized and unrealized gain (loss) on investments and foreign currencies ....  (0.540)      (0.607)      (0.100)      0.198
                                                                                      --------------------------------------------
  Total from investment operations .................................................  (0.162)      (0.183)       0.302       0.511
                                                                                      --------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .............................................  (0.325)      (0.402)      (0.402)     (0.311)
  Distributions in excess of net investment income .................................  (0.053)          --           --          --
  Distributions from net realized gain on investments ..............................      --       (0.035)      (0.120)         --
                                                                                      --------------------------------------------
  Total dividends and distributions ................................................  (0.378)      (0.437)      (0.522)     (0.311)
                                                                                      --------------------------------------------

Net asset value, end of period .....................................................  $4.320       $4.860       $5.480      $5.700
                                                                                      ============================================

Total return(3) ....................................................................  (3.41%)      (3.32%)       5.32%       9.53%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..........................................  $4,402       $6,548       $5,276      $1,944
  Ratio of expenses to average net assets ..........................................   1.75%        1.75%        1.75%       1.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ........................................   2.50%        2.30%        2.48%       2.87%
  Ratio of net investment income to average net assets .............................   8.45%        8.22%        7.18%       7.01%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .............................   7.70%        7.67%        6.45%       5.89%
  Portfolio turnover ...............................................................    127%         156%         175%        183%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended July 31, 1998, 1999, and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                              Delaware Strategic Income Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          10/1/96(1)
                                                                                                Year Ended                    to
                                                                                     7/31/00      7/31/99      7/31/98     7/31/97
Net asset value, beginning of period .............................................    $4.850       $5.470       $5.700      $5.500

Income (loss) from investment operations:
  Net investment income(2) .......................................................     0.424        0.475        0.458       0.367
  Net realized and unrealized gain (loss) on investments and foreign currencies ..    (0.540)      (0.603)      (0.111)      0.187
                                                                                      --------------------------------------------
  Total from investment operations ...............................................    (0.116)      (0.128)       0.347       0.554
                                                                                      --------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...........................................    (0.365)      (0.457)      (0.457)     (0.354)
  Distributions in excess of net investment income ...............................    (0.059)          --           --          --
  Distributions from net realized gain on investments ............................        --       (0.035)      (0.120)         --
                                                                                      --------------------------------------------
  Total dividends and distributions ..............................................    (0.424)      (0.492)      (0.577)     (0.354)
                                                                                      --------------------------------------------

Net asset value, end of period ...................................................    $4.310       $4.850       $5.470      $5.700
                                                                                      ============================================

Total return(3) ..................................................................    (2.45%)      (2.46%)       6.36%      10.36%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ........................................    $1,044       $4,350       $3,764      $3,405
  Ratio of expenses to average net assets ........................................     0.75%        0.75%        0.75%       0.75%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ......................................     1.50%        1.30%        1.48%       1.87%
  Ratio of net investment income to average net assets ...........................     9.45%        9.22%        8.18%       7.90%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ...........................     8.70%        8.67%        7.45%       6.78%
  Portfolio turnover .............................................................      127%         156%         175%        183%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information for the years ended July 31, 1998, 1999, and 2000 was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

                             See accompanying notes

Notes to Financial Statements

July 31, 2000
--------------------------------------------------------------------------------
Delaware Group Income Funds (the "Company"), is organized as a Delaware business trust and offers five funds: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and related notes pertain to the Delaware Strategic Income Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 4.75%. The B Class carries a back-end deferred sales charge, the C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Fund is to seek to provide investors with high current income and total return.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange on the valuation date. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is

--------------------------------------------------------------------------------
102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities, which are due to changes in the foreign exchange rate from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income monthly and declares and pays distributions from net realized gain on investment transactions, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $903 for the period ended July 31, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the period ended July 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL) with respect to the management of the investments in foreign securities. DIAL will receive a fee equal to one third of the investment management fees and other expenses.

DMC has elected to waive that portion of its management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 0.75% of average daily net assets of the Fund through September 30, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At July 31, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $17,405.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At July 31, 2000, the Fund had a liability for distribution fees and other expenses payable to DMC and affiliates of $21,442.

For the period ended July 31, 2000, DDLP earned $7,390 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC, DDLP and DIAL are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments

For the period ended July 31, 2000, the Fund made purchases of $47,921,455 and sales of $58,244,979 of investment securities other than U.S. government securities and temporary cash investments.

At July 31, 2000, net unrealized depreciation for federal income tax purposes aggregated $3,122,642 of which $211,878 related to unrealized appreciation of securities and $3,334,520 related to unrealized depreciation of securities. At July 31, 2000, the aggregate cost of securities for federal income tax purposes was $36,116,950

--------------------------------------------------------------------------------
For federal income tax purposes, the Fund had accumulated capital losses at July 31, 2000 as follows:

                      Year of
                    Expiration
                       2008
                    ----------
                    $4,111,328

4. Capital Shares

Transactions in capital stock shares were as follows:

                                                              Year Ended
                                                          7/31/00    7/31/99
Shares sold:
 A Class ........................................         617,140   1,884,581
 B Class ........................................         714,034   2,003,638
 C Class ........................................         190,656     638,499
 Institutional Class ............................         171,608     159,578

Shares issued upon reinvestment of
 dividends from net investment income
 and net realized gain on investments:
 A Class ........................................         204,284     222,980
 B Class ........................................         176,704     182,505
 C Class ........................................          66,523      61,246
 Institutional Class ............................          41,256      73,777
                                                       ----------  ----------
                                                        2,182,205   5,226,804
                                                       ----------  ----------

Shares repurchased:
 A Class ........................................      (1,844,994) (1,511,156)
 B Class ........................................      (1,577,164) (1,062,264)
 C Class ........................................        (583,482)   (316,532)
 Institutional Class ............................        (867,552)    (24,928)
                                                       ----------  ----------
                                                       (4,873,192) (2,914,880)
                                                       ----------  ----------
Net increase (decrease) .........................      (2,690,987)  2,311,924
                                                       ==========  ==========

5. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. Prior to October 8, 1999, the Fund has a committed line of credit of $1,600,000. No amount was outstanding at July 31, 2000, or at any time during the period.

--------------------------------------------------------------------------------
6. Foreign Currency Exchange Contracts

The Fund will generally enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. They may also be used to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency exchange contracts were outstanding at July 31, 2000.

7. Futures Contracts

The Fund invests in financial futures contracts for the purpose of hedging its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market rates.

Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potential imperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

--------------------------------------------------------------------------------
Financial futures contracts open at July 31, 2000 were as follows:

                                         Notional      Expiration   Unrealized
        Contracts                       Cost Amount        Date        Gain
        ---------                       -----------    ----------   -----------
4 U.S. Treasury 5yr. Notes               $397,687          9/00        $875

8. Options Written

During the year ended July 31, 2000, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the period ended July 31, 2000 for the Fund were as follows:

                                                     Number       Premiums
                                                  of contracts    received
                                                  ------------    --------

Options outstanding at
 July 31, 1999                                          55         $18,072
Options written                                         --              --
Options terminated in closing
 purchase transaction                                  (55)       ($18,072)
                                                      ----        --------
Options written outstanding
 at July 31, 2000                                       --              --

10. Market and Credit Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

--------------------------------------------------------------------------------
Market and Credit Risk (continued)

The Fund invests in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

11. Tax Information (Unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.
For the period ended July 31, 2000, the Fund designates as long-term capital gains and ordinary income distributions paid during the year as follows:

        (A)                   (B)
     Long-Term             Ordinary            (C)
   Capital Gains            Income            Total               (D)
   Distributions        Distributions     Distributions        Qualifying
    (Tax Basis)          (Tax Basis)        (Tax Basis)        Dividends(1)
   -------------        -------------     -------------        ------------
         --                  100%              100%                13%

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

-------------------------
(1) Qualifying dividends represent dividends that qualify for the corporate dividends received deduction.

Report of Independent Auditors


--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Income Funds - Delaware Strategic Income Fund

We have audited the accompanying statement of net assets of Delaware Strategic Income Fund (the "Fund") as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Strategic Income Fund at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
September 6, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS


More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


                                BUILDING BLOCKS
                           OF A DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------
       AGGRESSIVE GROWTH EQUITY FUNDS
----------------------------------------------
             GROWTH EQUITY FUNDS
----------------------------------------------
                                         TAX-      INTERNATIONAL        ASSET
                              TAXABLE   EXEMPT       AND GLOBAL      ALLOCATION
MODERATE GROWTH                 BOND     BOND          FUNDS            FUNDS
 EQUITY FUNDS                   FUNDS    FUNDS
--------------------------------------------------------------------------------
                             STABILITY OF PRINCIPAL



[] Growth of Capital                 [] International and Global          [] Tax-Exempt Income
   o  Technology and Innovation         o  Emerging Markets Fund             o  National High-Yield
       Fund                             o  New Pacific Fund                      Municipal Bond Fund
   o  Select Growth Fund                o  Overseas Equity Fund              o  Tax-Free USA Fund
   o  Trend Fund                        o  International Equity Fund         o  Tax-Free Insured Fund
   o  Growth Opportunities Fund*        o  Global Equity Fund                o  Tax-Free USA
   o  Small Cap Value Fund              o  Global Bond Fund                      Intermediate Fund
   o  U.S. Growth Fund                                                       o  State Tax-Free Funds**
   o  Tax-Efficient Equity Fund      [] Current Income
   o  Social Awareness Fund             o  Delchester Fund                [] Stability of Principal
                                        o  High-Yield                        o  Cash Reserve
[] Total Return                             Opportunities Fund               o  Tax-Free Money Fund
   o  Blue Chip Fund                    o  Strategic Income Fund
   o  Devon Fund                        o  Corporate Bond Fund
   o  Growth and Income Fund            o  Extended Duration              [] Asset ALlocation
   o  Decatur Equity Income Fund            Bond Fund                        o  Foundation Funds
   o  REIT Fund                         o  American Government                   Growth Portfolio
   o  Balanced Fund                         Bond Fund                            Balanced Portfolio
                                        o  U.S. Government                       Income Portfolio
                                            Securities Fund
                                        o  Limited-Term
                                            Government Fund


 * Formerly known as DelCap Fund.
** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)                              For Shareholders
INVESTMENTS                               1.800.523.1918
---------------------
Philadelphia o London                     For Securities Dealers
                                          1.800.362.7500

                                          For Financial Institutions
                                          Representatives Only
                                          1.800.659.2265

                                          www.delawareinvestments.com

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Strategic Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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
BOARD OF TRUSTEES                               Charles E. Peck                            Investment Manager
                                                Retired                                    Delaware Management Company
Wayne A. Stork                                  Fredericksburg, VA                         Philadelphia, PA
Chairman
Delaware Investments Family of Funds            Janet L. Yeomans                           International Affiliate
Philadelphia, PA                                Vice President and Treasurer               Delaware International Advisers Ltd.
                                                3M Corporation                             London, England
Walter P. Babich                                St. Paul, MN
Board Chairman                                                                             National Distributor
Citadel Constructors, Inc.                                                                 Delaware Distributors, L.P.
King of Prussia, PA                             AFFILIATED OFFICERS                        Philadelphia, PA

David K. Downes                                 Charles E. Haldeman, Jr.                   Shareholder Servicing, Dividend
President and Chief Executive Officer           President and Chief Executive Officer      Disbursing and Transfer Agent
Delaware Investments Family of Funds            Delaware Management Holdings, Inc.         Delaware Service Company, Inc.
Philadelphia, PA                                Philadelphia, PA                           Philadelphia, PA

John H. Durham                                  Richard J. Flannery                        1818 Market Street
Private Investor                                Executive Vice President                   Philadelphia, PA 19103-3682
Horsham, PA                                     and General Counsel
                                                Delaware Investments Family of Funds
Anthony D. Knerr                                Philadelphia, PA
Consultant, Anthony Knerr & Associates
New York, NY                                    Bruce D. Barton
                                                President and Chief Executive Officer
Ann R. Leven                                    Delaware Distributors, L.P.
Former Treasurer, National Gallery of Art       Philadelphia, PA
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN
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(3648)                                                       Printed in the USA
AR-125 [7/00] PPL 9/00                                                  (J6279)